EX-99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President and Principal Executive Officer of Regions Morgan Keegan Select Funds. (the "Fund"), certify that:

     1. The Fund's periodic report on Form N-CSR for the period ended November 30, 2005 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  February 3, 2006                      /s/ Carter E. Anthony
                                             ---------------------------------
                                             Carter E. Anthony, President and
                                             Principal Executive Officer


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer and Principal Financial Officer of Regions Morgan Keegan Select Funds (the "Fund"), certify that:

     1. The Fund's periodic report on Form N-CSR for the period ended November 30, 2005 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  February 3, 2006                      /s/ Joseph C. Weller
                                             ---------------------------------
                                             Joseph C. Weller, Treasurer and
                                             Principal Financial Officer